UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                 August 14, 2002

                         OAO TECHNOLOGY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                      000-23173                  52-1973990
     (State or Other                  (Commission              (IRS Employer
Jurisdiction of Incorporation)        File Number)           Identification No.)

              7500 Greenway Center Drive, Greenbelt, Maryland 20770
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (301) 486-0400

        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE

The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of OAO Technology Solutions, Inc. under the Securities Act of 1933.

On August 14, 2002, Charles A. Leader, President and Chief Executive Officer of OAO Technology Solutions, Inc. (the "Company") and J. Jeffrey Fox, Senior Vice President of Finance and Chief Financial Officer of the Company, each furnished to the Securities and Exchange Commission personal certifications pursuant to 18 U.S.C. Section 1350. The text of each of these certifications is set forth below:

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of OAO Technology Solutions, Inc. (the "Company") on Form 10-Q for the quarter ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles A. Leader, the Chief Executive Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2002                  By: /s/ Charles A. Leader
                                           -------------------------------------
                                           Charles A. Leader
                                           President and Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate document.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of OAO Technology Solutions, Inc. (the "Company") on Form 10-Q for the quarter ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Jeffrey Fox, the Chief Financial Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2002                  By: /s/ J. Jeffrey Fox
                                           -------------------------------------
                                           J. Jeffrey Fox
                                           Senior Vice President of Finance and
                                           Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate document.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 OAO TECHNOLOGY SOLUTIONS, INC.


Date: August 14, 2002            By: /s/ Charles A. Leader
                                 -----------------------------------------------
                                 Charles A. Leader,
                                 President and Chief Executive Officer


Date: August 14, 2002            By: /s/ J. Jeffrey Fox
                                 -----------------------------------------------
                                 J. Jeffrey Fox,
                                 Senior Vice President of
                                 Finance and Chief Financial Officer